CRN04777: Phase 1 Multiple ascending dose (MAD) preliminary Results March 30, 2022 Exhibit 99.2

This presentation contains forward-looking statements. Crinetics cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of CRN04777 for patients with congenital or other forms of hyperinsulinism; and plans to advance CRN04777, paltusotine and CRN04894 into additional clinical trials and the timing thereof; plans to meet with regulators and to advance CRN04777 into a clinical program in patients for the treatment of hyperinsulinism; the potential benefits of paltusotine for acromegaly patients and patients with carcinoid syndrome; the expected timing of topline data from the PATHFNDR-1 and 2 trials; the potential benefits of CRN04894 in patients across multiple indications and the expected timing of the Phase 1 MAD data for such program; plans to initiate IND-enabling studies or the expected timing of proof of concept data in healthy volunteers for the PTH receptor antagonist program; the potential for any of our ongoing clinical trials to show safety or efficacy; the potential of our ongoing discovery efforts to target future indications; and our plans to identify and create new drug candidates for additional diseases. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: preliminary data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; advancement of CRN04777 into later stage trials is dependent on and subject to the receipt of further feedback from the FDA; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies for paltusotine, CRN04894, CRN04777, and its other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; Crinetics may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe Harbor Statement

CRN04777 MAD Results Build on Pharmacologic Proof-of-Concept Data from SAD Study MAD: Multiple-ascending dose SAD: Single-ascending dose; POC: Proof-of-concept; PK: Pharmacokinetic Well-tolerated at doses from 30 mg to 120 mg administered once daily for 10 days No Serious Adverse Events (SAEs) All Adverse Events (AEs) considered mild/moderate Next steps: Meet with regulators to discuss design of clinical program in patients Further demonstrated pharmacologic POC by showing dose-dependent: Decreases in fasting insulin, leading to increases in fasting plasma glucose Reversal of sulfonylurea-induced insulin secretion in a pharmacologic model of disease Favorable pharmacokinetics results support once daily dosing Showed oral bioavailability with ~40-hour half-life PK results and exposures consistent with expectations from SAD data

Preclinical POC ∆ Glucose & Hormones, PK, Safety Phase 1 Healthy Volunteer Safety, Pharmacologic POC ∆ Glucose & Hormones, PK, Safety Phase 2/3 Safety, Disease Efficacy ∆ Glucose & Hormones, PROs, PK, Safety Phase 1 Healthy Volunteers Phase 2/3 Trials (Patients) Crinetics’ Endocrine Development Strategy POC: Proof-of-concept; PK: Pharmacokinetic; PRO: Patient reported outcome

Congenital Hyperinsulinism (HI) Results in Life Threatening Recurrent Hypoglycemia

Congenital HI patients secrete insulin even when blood sugar is low, causing hypoglycemia



Low blood sugar
High blood sugar
Pancreas
Glucagon (α-cells)
Insulin (β-cells)
Beta-cell mutations cause inappropriate insulin secretion
Liver
Inappropriate insulin causes hypoglycemia
Tissues
Glucose Release
Glucose Uptake

Congenital HI is a devastating rare disease (U.S. prevalence = 1.5-2K)

- Untreated hypoglycemia can result in life-threatening acute complications and long-term neurodevelopment disorders
- Early identification and continuous intensive glucose management are critical
- Current treatment paradigms place high burden of care on families with all too frequent suboptimal outcomes
- Six Global Centers of Excellence named for treatment of patients with HI
- Robust global patient advocacy such as Congenital Hyperinsulinism International (www.congenitalhi.org)

CRINETICS PHARMACEUTICALS | 5

Unmet Medical Needs in Congenital HI are Very High Patient & Parent Goals Avoid hypoglycemia and its consequences including neurological damage Safely sleep through the night Avoid pancreatectomy Eliminate feeding tubes Reduce injections and glucose sticks Avoid side effects of diazoxide and other treatments Medical management until HI resolves with age Be a kid not a patient From Congenital Hyperinsulinism International’s 2022 Rare Disease Day Awareness Campaign

Current Congenital HI Therapies have Limited Efficacy and Additional Shortcomings Direct Glucose Support Low blood sugar Pancreas Tissues Insulin (b-cells) Glucose Release Glucose Uptake Glucagon (a-cells) High blood sugar Liver In use: Intravenous glucose sometimes requiring central venous administration Enteral dextrose delivered via a gastrostomy or nasogastric tube Shortcomings include: Prolonged hospitalization Burdensome delivery route May contribute to feeding issues including eating aversion Direct Glucose Support

Current Congenital HI Therapies have Limited Efficacy and Additional Shortcomings

Shortcomings related to safety, efficacy, & route of administration hamper congenital HI treatments

Direct therapies
IV glucose
Enteral dextrose (GT/NG)

Pancreas Directed to Suppress Insulin Secretion
In use:
Diazoxide
- Ineffective in ~50% of patients; black box warning

Injectable SST2 agonists (off-label)

Pancreatectomy (complete or partial)

In development:
Injected GLP-1 antagonist



Low blood sugar
High blood sugar
Pancreas
Glucagon (α-cells)
Insulin (β-cells)
Liver
Glucose Release
Glucose Uptake
Tissues

Liver Directed
In use:
Continuous IV glucagon infusion (for prevention)
Injectable glucagon/analog boluses (for acute hypoglycemia)

In development:
Glucagon & Analog (continuous subcutaneous infusions)

Target Tissue Directed to Block Insulin Action
In development:
Insulin Receptor Antibody (IV)
- Requires biweekly IV administration

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CRN04777: Oral SST5 Agonist with Potential to Overcome Shortcomings of Competing Therapies Low blood sugar Pancreas Tissues Insulin (b-cells) Glucose Release Glucose Uptake Glucagon (a-cells) High blood sugar Liver CRN04777 in Phase 1 We believe CRN04777 is the only investigational oral product candidate in clinical development that is designed for ALL hyperinsulinism patients

SST5 Inhibits Insulin Secretion Downstream of all Known HI Causing Mutations



Pancreas
K_{ATP} channel
Depolarization
Ca^{2+} channel
CRN04777
(SST5 Agonist)
SST5 receptor
X
Glucose sensing
ATP/ADP
Ca^{2+}
GLUT2
Glucose
Glycolysis
Inhibition of
insulin secretion
X
Glucose
metabolism
Amino acid
metabolism
X
Prevention of
hypoglycemia
X Beta-cell mutations underlying congenital HI. Most common mutation (~50%) is at K_{ATP} channel.
Inappropriate insulin
secretion
Hypoglycemia
Amino acids

Syndromic hyperinsulinisms (e.g., those associated with Beckwith-Wiedemann syndrome, Sotos syndrome, Kabuki syndrome, and Turner syndrome) may also respond to SST5 agonism

CRINETICS PHARMACEUTICALS | 10

CRN04777 MAD Study Designed to Build on SAD Pharmacologic Proof-of-Concept Data Follows Crinetics’ core endocrine strategy of using hormonal biomarkers to drive development MAD Study Goals Evaluate safety and tolerability with repeat dosing Evaluate PK at steady state Evaluate basal PD with repeat dosing Evaluate PD after a sulfonylurea challenge (pharmacologic model of disease) Inform dose selection for patient studies Pharmacodynamic Assessments Fasting plasma glucose and insulin Sulfonylurea (SU) challenge Proof-of-Concept Dose dependent suppression of SU-induced insulin secretion with CRN04777 MAD: Multiple-ascending dose SAD: Single-ascending dose; Proof-of-concept; PK: Pharmacokinetics; PD: Pharmacodynamics

CRN04777 was Well Tolerated with No Dose Discontinuations due to Adverse Events As expected, GI side effects (mild to moderate nausea, vomiting, diarrhea) were the most common treatment-related adverse events Time course for these dose-dependent GI events shortly followed treatment initiation and resolved without the need to discontinue study drug No study drug discontinuations due to Adverse Events No Serious Adverse Events No safety signals seen with vital signs, laboratory testing, ECGs *Post glucose clamp and not treatment related All causality treatment emergent adverse events Most Frequent TEAEs  Placebo (SAD+MAD) (N=29) n (%) ‘4777 (SAD+MAD) (N=78) n (%) Nausea 0 (0) 15 (19.2) Vomiting 0 (0) 7 (9.0) Diarrhoea 0 (0) 5 (6.4) Headache 0 (0) 5 (6.4) Chills 0 (0) 3 (3.8) Hypoglycaemia* 0 (0) 3 (3.8) Abdominal pain 0 (0) 2 (2.6) Nasopharyngitis 0 (0) 2 (2.6) Phlebitis 4 (13.8) 1 (1.3) Skin Irritation 2 (6.9) 1 (1.3) TEAE: Treatment emergent adverse event; GI: Gastrointestinal; SRL: Somatostatin receptor ligand; ECG: Electrocardiogram

MAD PK Results and Exposures were Consistent with Expectations from SAD Data at the Same Doses Data represent mean ± SEM; MAD: Multiple-ascending dose; PK: Pharmacokinetic; SAD: Single-ascending dose; QD: Once daily *: n=1 subject withdrew consent (not treatment related) Steady State PK Oral bioavailability Favorable half-life of ~40 hours Rapidly absorbed with a tmax of ~1-3 hours Favorable PK results support once daily dosing Concentration-Time Profile at Steady State (Day 9) *

Dose-Dependent Decrease in Fasting Insulin Led to Increases in Plasma Glucose Day 1 measurement occurs prior to the first dose of CRN04777.  Measurements on Days 2-9 occurred after ≥ 10 hours overnight fasting and prior to CRN04777 daily dosing. Measurement on Day 10 was after sulfonylurea dose, hence excluded. n=1 subject withdrew consent (not treatment related) Data represent mean ± SEM; PBO: Placebo; QD: Once daily Fasting Insulin Levels Plasma Glucose Levels CRN04777 drove rapid and sustained changes in insulin and glucose levels in healthy volunteers Insulin (mU/L) Study Day 1 2 3 4 5 6 7 8 9 Plasma Glucose (mg/dL) Study Day 1 2 3 4 5 6 7 8 9 (a) (a) (b)

CRN04777 MAD Study Designed to Build on SAD Pharmacologic Proof-of-Concept Data

Follows Crinetics' core endocrine strategy of using hormonal biomarkers to drive development

Sulfonylurea (SU) Challenge



Baseline (Day -2)
SU (po)
IV glucose
"Glucose Clamp" with continuously adjusted glucose infusion rate (GIR) while fasting
Run in
Multiple blood draws to measure glucose & insulin; Monitor GIR
-1h
+10h
Treated (Day 10)
'4777 (po)
SU (po)
IV glucose
"Glucose Clamp" with continuously adjusted glucose infusion rate (GIR) while fasting
Run in
Multiple blood draws to measure glucose & insulin; Monitor GIR
-1h
0h
+10h

Healthy volunteers receive repeated oral doses of CRN04777 for 10 days and a sulfonylurea challenge on Day 10 (n = 9/cohort)



Pancreas
Sulfonylureas block K_{ATP} channels, inducing insulin secretion, mimicking the most common and severe monogenic form of congenital HI with K_{ATP} channel inactivating mutations
K_{ATP} channel
Depolarization
Ca^{2+} channel
SST5 receptor
GLUT2
Glucose
Glucose sensing
ATP/ADP
Ca^{2+}
Glycolysis
Amino acid metabolism
Glucose metabolism
Amino acids
Inappropriate insulin secretion
Hypoglycemia

MAD: Multiple-ascending dose SAD: Single-ascending dose; po: By mouth

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CRN04777 Reversed SU-Induced Insulin Secretion in a Pharmacologic Model of Congenital HI Insulin Levels Following Sulfonylurea (SU) Challenge Data represent mean ± SEM; PBO: Placebo; QD: Once daily *n=1 subject withdrew consent (not treatment related) Insulin (mU/L) Time (min) -60 -30 90 120 0 30 60 Day -2 (N=9) Day 10 (N=9) Insulin (mU/L) Time (min) -60 -30 90 120 0 30 60 Day -2 (N=6) Day 10 (N=6) Insulin (mU/L) Time (min) -60 -30 90 120 0 30 60 Day -2 (N=6) Day 10 (N=6) Insulin (mU/L) Time (min) -60 -30 90 120 0 30 60 Day -2 (N=6) Day 10 (N=5)* ‘4777 ‘4777 ‘4777 PBO SU SU SU SU `4777 30 mg QD `4777 60 mg QD `4777 120 mg QD Placebo QD

CRN04777 Reversed SU-Induced Hyperinsulinism in a Pharmacologic Model of Congenital HI CRN04777 eliminated the need for IV glucose support by inhibiting excess insulin secretion Solid line in each figure represents the mean value; shaded area: SEM *n=1 subject withdrew consent (not treatment related) Plasma Glucose (PG) Glucose Infusion Rate (GIR) – Increases in Proportion to Insulin Secretion Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 GIR (mg/kg/min) `4777 30 mg QD Day -2 (N=6) Day 10 (N=6) 0 2 4 6 8 Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 GIR (mg/kg/min) `4777 60 mg QD Day -2 (N=6) Day 10 (N=6) 0 2 4 6 8 Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 GIR (mg/kg/min) `4777 120 mg QD Day -2 (N=6) Day 10 (N=5)* 0 2 4 6 8 Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 PG (mg/dL) `4777 30 mg QD Day -2 (N=6) Day 10 (N=6) Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 PG (mg/dL) `4777 60 mg QD Day -2 (N=6) Day 10 (N=6) Time (min) 240 300 540 600 360 420 480 180 120 60 -60 0 PG (mg/dL) `4777 120 mg QD Day -2 (N=6) Day 10 (N=5)* 70 mg/dL SU SU SU SU SU SU ‘4777 ‘4777 ‘4777 ‘4777 ‘4777 ‘4777

Dose-Dependent Reduction in IV Glucose Support Needed to Maintain Normal Blood Glucose Levels Data shown are mean ± SEM, reduction of each subject’s AUC on Day 10 vs. baseline (Day -2); SU: sulfonylurea; GIR: glucose infusion rate QD: once daily; AUC: area under the curve; *n=1 subject withdrew consent (not treatment related) CRN04777 inhibited SU-induced insulin secretion & eliminated the need for IV glucose support -76% -83% -97% Change in Glucose Infusion Rate (AUC0-10h) % Insulin Reduction Compared to Baseline Change in Insulin (AUC-55-120min) % GIR Reduction Compared to Baseline * *

SU: sulfonylurea SU Challenge / Glucose Clamp Study Designed to Mirror the Congenital HI Patient Experience Crinetics’ goal is to obviate the need for IV dextrose and/or feeding tubes Mirroring Patient Experience Sulfonylurea recapitulates the effects of the most common genetic mutations in congenital HI patients by stimulating excess insulin secretion Without CRN04777, direct glucose support was needed to maintain glucose in the normal range, modeling the experience of patients who are dependent on glucose infusions (IV or enteral) From Congenital Hyperinsulinism International’s 2022 Feeding Tube Awareness Campaign

Conclusions from CRN04777 Phase 1 Program

Objectives:

- Evaluate Safety and tolerability
- Evaluate Drug-like pharmacokinetics
- Evaluate PK/PD for suppression of insulin secretion

CRN04777 was well tolerated in the Phase 1 program ✓

Favorable pharmacokinetics results support once-daily dosing ✓

- **Rapidly absorbed after oral administration (t_{max} ~1-3 hrs.)**
- **Half-life of ~40 hours**

Demonstrated pharmacologic proof-of-concept for SST5 agonism ✓

- **Dose dependent reduction in fasting insulin observed, which led to increases in fasting plasma glucose**
- **Dose-dependent reduction in glucose-induced insulin secretion achieved in an intravenous glucose tolerance test**
- **Dose-dependent reversal of sulfonylurea-induced insulin secretion achieved in a pharmacologic model of hyperinsulinism**

CRINETICS PHARMACEUTICALS | 20

Next Steps: Advancing Towards Program in Congenital HI Patients Initiate program in congenital HI patients (anticipated in 2H22) 2 Continued engagement with international congenital HI patient advocacy groups and Centers of Excellence 3 1 Discuss program data package with global regulators

Pipeline Targets Multi-Billion $ Total Addressable Market with Internally Discovered Drug Candidates NCE patent portfolio expected to provide protection into the 2040s PROGRAM Development Stage (Potential Registrational Endpoints) Prevalence Preclin Phase 1 Phase 2 Phase 3 US Total Global Range  per 100,000 Paltusotine (SST2 agonist) Acromegaly 26K 2.8 - 13 Carcinoid Syndrome 33K 3.7 – 9.7 138K 17 – 46 Nonfunctional NETs CRN04777 (SST5 agonist) Congenital Hyperinsulinism 1.5 – 2K  0.64 – 1.3  Syndromic Hyperinsulinism  2K Variable CRN04894 (ACTH antagonist) Congenital Adrenal Hyperplasia 27K 6.7 – 10 Cushing’s Disease 10K 2.5 – 3.8 PTH antagonist 1o HPT: 480k 2o HPT: 13.2M HHM: 50-200k/yr. Hyperparathyroidism, HHM 1o HPT 2o HPT HHM ~238K IGF-1 normalization Diarrhea & Flushing Anti-tumor activity A4, 17OHP, GC use Cortisol Hypoglycemia/GIR Hypoglycemia/GIR Ca++ Pharmacologic POC Spin-out company advancing nonpeptide precision radiotherapeutics targeting oncology indications. NETs: Neuroendocrine tumors; GIR: Glucose infusion rate; GC: Glucocorticoid; A4: Androstenedione; 17OHP: 17-hydroxyprogesterone; HHM: Humoral hypercalcemia of malignancy

2021 Accomplishments and Anticipated 2022 Milestones 2021 Accomplishments 2022 Accomplishments & Anticipated Milestones Initiated Ph 3 PATHFNDR program of paltusotine in acromegaly Strategic partnership for paltusotine in Japan Phase 1 POC data for CRN04894 CRN04777 MAD data in 1Q22 Phase 1 POC data for CRN04777 CRN04894 MAD data in 2Q22 Launched Radionetics Oncology spinout CRN04777 patient study initiation in 2H22 Strengthened balance sheet and extended cash runway into 2024 CRN04894 patient study initiation in 2H22 Identified potential development candidate PTHR1 antagonists for hyperparathyroidism and HHM Initiate IND enabling studies for PTHR1 antagonist ✓ ✓ ✓ ✓ ✓ ✓ ✓ POC: Proof-of-concept; HHM: Humoral hypercalcemia of malignancy; MAD: Multiple-ascending dose; ✓